UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2014
_____________________

ATMI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16239	06-1481060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Commerce Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 794-1100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Other Events.

On February 20, 2014, ATMI, Inc. (“ATMI”) and certain of its subsidiaries (together with ATMI, the “Sellers”) issued a press release announcing the consummation of the previously announced transaction to sell the Sellers’ life sciences business to Pall Corporation, a New York corporation (the “Acquiror”) pursuant to the Share and Asset Purchase Agreement by and among the Sellers and the Acquiror dated December 22, 2013.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1
Share and Asset Purchase Agreement, dated as of December 22, 2013, by and among  ATMI, Inc., ATMI Packaging, Inc., Advanced Technology Materials, Inc., ATMI SARL, ATMI Belgium LLC, and Pall Corporation. (filed as Exhibit 2.1 to ATMI, Inc.’s Current Report on Form 8-K, filed on December 23, 2013).*

99.1	Press Release, dated February 20, 2014.**
*Incorporated by reference.
** Filed herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMI, Inc.
(Registrant)

February 20, 2014	/s/ Timothy C. Carlson
(Date)	Timothy C. Carlson Executive Vice President, Chief Financial Officer and Treasurer

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